UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021

WALKER LANE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 S. Dudley St., #36, Littleton, CO 08123-1044

(Address of principal executive offices, including zip code)

(720) 665-0638

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.01 of the Current Report on Form 8-K filed on September 8, 2021 (the “Original Form 8-K”) to include a new Exhibit 10.1, setting forth the first such acquisitions reported in the Original Form 8-K. Further, in correcting an error in the Original Form 8-K, the Registrant will not be filing an amendment of the Original Form 8-K with audited financial statements and the information required to be filed in a Form 10 registration, as such information is not required.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2021, the Registrant entered into an Asset Purchase Agreement with two Nevada companies, being the first two acquisitions previously reported, in each case satisfying its payment obligations under the agreement by the issuance of its restricted common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement, dated October 27, 2021*

 ______________

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there under duly authorized.

Walker Lane Exploration, Inc.

Dated: November 2, 2021	By:	/s/ Phil Allen
Phil Allen
Chief Executive Officer

EXHIBIT LIST

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement, dated October 27, 2021